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                                 Exhibit 10.8

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     This document contains confidential information that has been omitted
     ---------------------------------------------------------------------
       and filed separately with the Securities and Exchange Commission.
       -----------------------------------------------------------------
        Such information is noted by three asterisks, as follows "***."
        ---------------------------------------------------------------



                        CUSTOM MANUFACTURING AGREEMENT

                                    BETWEEN

                               TOMEN CORPORATION

                                      AND

                             EASTMAN KODAK COMPANY

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                        CUSTOM MANUFACTURING AGREEMENT

                  This Custom Manufacturing Agreement (this "Agreement") is made as of September 1, 1992 by and between Tomen Corporation, a Japan corporation with its principal place of business located at 14-27 Akasaka 2 chome, Minato-ku, Tokyo, Japan ("Tomen") and Eastman Kodak Company through its Eastman Chemical Company Division, Arkansas Eastman Division and Eastman Fine Chemical business organization, a New Jersey corporation, with offices located at 1999 E. Stone Drive, Kingsport, Tennessee 37662-5300 ("Eastman").

                                    WHEREAS

         A. Eastman has the knowledge, expertise and the facilities ,to process certain Raw Materials into Products, each as defined below, in conformance with the specifications set forth in Exhibits A and B hereto, and in manner and fashion which complies with all applicable Environmental Requirements, as defined below.

         B. Tomen desires to engage Eastman and Eastman agrees to accept Tomen's engagement to perform the custom manufacturing services described in this Agreement, in accordance with the terms and conditions set forth below.

                  Accordingly, with the intent to be bound hereby, the parties hereby agree as follows:

1.       DEFINITIONS
         -----------

         When used in this Agreement the capitalized terms listed in this
Section 1 shall have the following meanings:

         1.1 "Business Day" means Monday, Tuesday, Wednesday, Thursday or Friday of any week other than such day which constitutes an official United States holiday.

         1.2 "Chemicals" means those chemicals and supplies and the specifications therefor, which the parties shall agree to no later than September 25, 1992 and which shall be listed in Exhibit D and incorporated into and made a part of this Agreement (which list expressly excludes any Raw Materials), as necessary for the Processing hereunder and to be obtained by Eastman, at Eastman's expense, from time to time during the Term according to the terms set forth below. The list of, and specifications for Chemicals may be amended by mutual assent of the parties from time to time during the Term.

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         1.3 "Contract Year" means each period of one year from September 1 of any year through and including August 31 of the next following year.

         1.4 "Environmental Requirements" means, any and all present and future federal, state and local laws (whether under common law, statute, rule, regulation or otherwise), requirements under permits issued with respect thereto, and other orders, decrees, judgments, directives or other requirements of any governmental authority relating to health, safety and the environment, to any Hazardous Substances or to any activity involving Hazardous Substances in each case, as applicable to the Plant and Eastman's operations and obligations under this Agreement.

         1.5 "Hazardous Substances" means any substance, (i) which is or becomes defined as a "hazardous waste", "hazardous substance", "pollutant" or "contaminant" or which otherwise is or becomes regulated under any applicable federal, state or local statute, regulation, rule or ordinance or common law, or by any federal, state or local governmental authority with jurisdiction or
(ii) the presence of which requires any investigation or remediation under any applicable federal, state or local statute, regulation, rule, ordinance or common law, or by any federal, state or local governmental authority with jurisdiction. In each case such substances are to include those containing gasoline, diesel fuel or other petroleum hydrocarbons.

         1.6 "Manufacturing Specifications" means the manufacturing, operating and engineering specifications and procedures for each of the Products, as established by the parties and set forth in Exhibit B, which specifications may be amended, in writing, by mutual assent of the parties from time to time during the term of this Agreement.

         1.7 "Plant" means the manufacturing facility and the real property underlying such manufacturing facility operated by the Arkansas Eastman Division, located at 2800 Gap Road, Highway 394 East, Batesville, Arkansas, at which the processing of Raw Materials into Products shall occur.

         1.8 "Process" or "Processing" means all actions to be taken by Eastman to process Raw Materials into Products, as required under this Agreement, including without limitation: the receiving, unloading, sampling, quality control analysis and storing of all Raw Materials, the conversion of Raw Materials into Products; and the packaging, labeling, quality control analysis and preparing the Products for shipment.

         1.9 "Product" or "Products" means, individually or collectively, ***

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*** in the form of *** *** and *** (as such terms are defined in Exhibit A), each of which conforming to the applicable Product specifications, as defined in Section 1.10.

         1.10 "Product Specifications" means the specifications for each of the Products, as registered with the United States Environmental Protection Agency ("EPA") and set forth in Exhibit A, which specifications may be amended, in writing, by mutual assent of the parties from time to time during the term of this Agreement.

         1.11 "Raw Materials" means the two key raw materials, ***, and the specifications therefor, as listed in Exhibit C, as necessary for the Processing hereunder, which raw materials are to be supplied by Tomen to Eastman, at Tomen's expense, from time to time during the Term according to the terms set forth below. Raw Materials expressly includes those materials in the course of being Processed, but prior to becoming a final Product. The list of, and specifications for, Raw Materials may be amended, in writing, by mutual assent of the parties from time to time during the Term.

         1.12 "Subject Intellectual Property" means information relating to inventions, discoveries, developments, improvements, methods and processes, know-how, drawings, blueprints, specifications, patents and patent applications, copyrights and trade secrets relating to Products, Product Specifications, Manufacturing Specifications and Processing. Subject Intellectual Property will be disclosed in writing and identified as confidential, or if disclosed otherwise, will be noted as confidential at the time of disclosure and will be confirmed in writing within thirty (30) days of disclosure.

         1.13 "Term" means the period of time as set forth in Section 7 below.

2.       RAW MATERIALS AND CHEMICALS
         ---------------------------

         2.1 Eastman shall, from time to time during the Term, procure from third party suppliers a sufficient amount of Chemicals, meeting the specifications of Exhibit D, as necessary to fill orders for Processing, placed by Tomen pursuant to Section 3.

         2.2 Tomen shall provide to Eastman, at Tomen's expense and as requested by Eastman from time to time during the Term, such amounts of Raw Materials meeting the specifications set forth in Exhibit C, as necessary to fill orders for Processing placed by Tomen under Section 3.

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         2.3 Eastman shall send Tomen a notice in writing, as soon as possible but at least one hundred and eighty (180) days prior to the date Eastman needs Raw Materials to meet Tomen's request for Products. A notice shall specify the quantity of Raw Materials required and the requested date for delivery. Tomen will use best efforts to deliver such quantity of Materials on the specified date. If, notwithstanding its best efforts, Tomen is unable to deliver the requested quantity on the specified date, Tomen shall promptly notify Eastman and the parties will discuss alternative delivery arrangements and, if necessary, any adjustment to the time period within which Eastman must deliver the batch of Product concerned to Tomen.

         2.4 Tomen warrants to Eastman that all Raw Materials shall meet the specifications set forth in Exhibit C. Eastman shall sample and analyze in accordance with the specifications therefor the deliveries of all Raw Materials upon receipt from Tomen but in no event later than thirty (30) days after receipt thereof, and shall determine if such Raw Materials meet the specifications set forth in Exhibit C. Eastman shall report any shortage of Raw Materials or any failure to meet specifications to Tomen, immediately upon becoming aware thereof, but in no event later than forty-five (45) days after receipt unless the nonconformity was not ascertainable or detectable by the testing methods included in the specifications for such Raw Materials.

         2.5 Upon receipt of a written notification under Section 2.4, Tomen shall promptly arrange for the delivery of Raw Materials to supplement any shortage, or to replace any Raw Materials not meeting the specifications of Exhibit C. In addition, the parties may discuss, if necessary, any adjustments to the time period within which Eastman must deliver the batch of Product concerned to Tomen. Except as set forth in Section 2.4, Tomen makes no other warranty concerning the merchantability, fitness or other quality of the Raw Materials and Eastman's rights and remedies with respect to any breach of warranty regarding Raw Materials are expressly limited to those set forth in this Section 2.5.

         2.6 Eastman shall install, at its expense, refrigerated storage facilities for one truckload of *** and a storage tank for *** gallons of ***, which facilities shall be adequate to maintain the assay of the Raw Materials and which shall comply with applicable Environmental Requirements. If additional storage for Raw Materials is needed during the Term, the parties agree t o discuss arrangements for the provision of such additional storage.

         2.7 Eastman shall retain four (4) ounce samples of all Raw Materials received, (refrigerated at *** Fahrenheit, in the case of ***), for a period of not less than one year after receipt from Tomen.

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         2.8 Raw Materials and Product remaining in the possession of Eastman on the effective date of termination of this Agreement shall be returned to Tomen, or otherwise removed from the Plant upon a schedule to be mutually agreed by the parties, but in no event later than 30 days following the effective date of termination. Tomen agrees that it shall pay the costs of any Raw Materials or Product returned or otherwise disposed by Eastman, provided, however, that Tomen shall not be responsible for any other liabilities, costs or expenses associated with such disposal. Tomen's payment of such disposal fees shall not confer upon Tomen any authority or obligation to direct, in any manner, Eastman's disposal activities hereunder.

3.       PROCESSING SERVICES
         -------------------

         3.1 Eastman shall Process for Tomen and Tomen shall accept delivery from Eastman certain quantities of Products meeting the specifications of Exhibits A and B, based upon orders placed by Tomen from time to time during the Term, pursuant to the provisions of Sections 3.3 and 3.4 below.

         3.2 Notwithstanding the provisions of Section 3.1, Tomen shall be obligated to accept delivery, and Eastman shall be required to Process a minimum of *** lbs. of *** (in the form of any of the Products) during the first year of the Term and *** lbs. of *** (in the form of any of the Products) during the second year of the Term. Tomen's cumulative acceptance obligations during the first three years of the Term shall be *** lbs. of *** (in the form of any of the Products). In the event that the Term is extended for additional one year periods pursuant to Section 7, the parties shall mutually agree upon the minimum volume of *** to be Processed by Eastman and accepted for delivery by Tomen for such additional periods.

         3.3 Tomen shall provide to Eastman, in writing, rolling four-quarter forecasts of Tomen's expected *** demand, including a specific demand by volume for the first quarter thereof, which shall be considered a "Fixed Period". The first rolling four-quarter forecast shall be delivered to Eastman no later than September 1, 1992. Tomen's forecasts with respect to any Fixed Period during the Term shall include, to the extent possible, an estimate of Tomen's monthly demands for ***, specifying the particular Product needed and the country of final destination. Tomen agrees that it shall place orders, pursuant to Section 3.4, totaling a minimum of *** pounds of *** during each Fixed Period, so that Eastman may maximize its manufacturing efficiency. Tomen shall deliver to Eastman subsequent rolling four-quarter forecasts of its *** demands, including forecasts for succeeding Fixed Periods no later than thirty
(30) Business Days prior to the first Business

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Day of the next succeeding Fixed Period. Forecasts provided by Tomen for any such Fixed Periods shall be final and Tomen shall be obligated to purchase its prior forecasted volumes of *** for such Fixed Period, unless Tomen has delivered written notice to Eastman, on or prior to the first Business Day of such Fixed Period that it wishes to modify its previous demands. In the event Tomen makes such a change it shall be responsible for any demurrage charges applicable to Raw Materials delivered pursuant to the previously forecasted volumes and the shortfall payment specified in Section 3.4.

                  The parties agree that Tomen may request, from time to time during the Term, increases in its demand for the then-existing Fixed Period by sending a written notice thereof to Eastman. Subject to the limitations of
Section 3.5 below, Eastman shall use its best efforts to accommodate any such request and shall notify Tomen in writing as soon as possible, but in no event later than five (5) Business Days after receipt of such request, whether or not Eastman will be able to accommodate the request and any additional costs which may be associated therewith. As soon as practicable, but in no event later than five (5) Business Days following Tomen's receipt of Eastman's response, Tomen will notify Eastman in writing whether or not it accepts the terms thereof.

         3.4 Tomen shall submit written orders to Eastman in quantities of Product which, when taken in the aggregate for the then existing Fixed Period, equal the quantity of *** forecasted for such Fixed Period, as provided in
Section 3.3. Tomen shall submit all orders as soon as possible, but in no event later than five (5) Business Days prior to the date specified by Tomen in such order for Product pickup. If Tomen should fail to place orders for any volume of *** forecasted during the then existing Fixed Period, Eastman shall have the right to invoice Tomen for any such shortfall, within sixty (60) calendar days following the end of such Fixed Period for an amount equal to the Processing fee to the extent of such shortfall. Eastman agrees to store the Product resulting from such shortfall, at no cost to Tomen, up to the limits of Eastman's then available storage capacity. If Tomen's written orders during such Fixed Period are for different Products than Tomen forecast for that Fixed Period, Eastman will use reasonable efforts to fill Tomen's orders by re-processing Product in inventory and/or relabeling such Products. Tomen shall pay the fees in Section 4.1 for such re-Processing and/or relabeling. If Eastman is unable to meet Tomen's orders for different Products in time to meet Tomen's shipping dates, this shall not constitute a breach hereunder by Eastman.

         3.5 Eastman shall not be obligated to Process in excess of *** lbs. of *** during any Fixed Period, provided however, that if Tomen provides
                                -------- -------
Eastman with written notice no

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less than thirty (30) Business Days prior to the first Business Day of the next succeeding Fixed Period, in which such excess volumes of *** are required, Eastman will use its best efforts to utilize any unused available manufacturing capacity to meet Tomen's Processing requirements.

         3.6 Eastman shall retain and properly maintain representative samples of each batch of Product, refrigerated as necessary, for a period of not less than two years from the date of manufacture.

         3.7 Tomen and Eastman intend that the Raw Materials will be Processed into Products in accordance with the conversion ratios set forth in Exhibit B excluding Products which are re-Processed into different Products as the result of a Tomen order change for which re-Processed Products Eastman shall use its best efforts to achieve the conversion ratios. However, Eastman shall not proceed to the trial campaigns provided in this Section 3.7 until it has been able to successfully achieve the conversion ratios demonstrated by *** in its laboratory on a small-scale in Eastman's laboratory. Eastman shall begin the first trial campaign no later than October 1, 1992.

                  Recognizing that the conversion ratios set forth in Exhibit B have been developed in pilot scale commercial manufacturing, Eastman will use its best efforts to achieve these ratios during the first trial campaign of ten (10) batches, of approximately *** pounds each. If conversion ratios for either of the Raw Materials is greater than 110% of those listed in Exhibit B after the first three (3) trial batches, Tomen and Eastman will meet to discuss and agree upon a course of action to improve the ratios. If, after an additional two (2) trial batches, no further improvement in conversions has been realized, Tomen and Eastman will meet to discuss and agree upon an interim plan to (i) remedy the higher conversion ratios and (ii) equitably compensate Tomen for losses due to higher Product costs as a result of significantly higher Raw Material usages for the remainder of the trial campaigns. Data from the first trial campaign will be used by Eastman to establish, in writing, ratios for the fifteen (15) batches comprising the second trial campaign. Based on data generated in the second trial campaign, Tomen and Eastman will establish, in writing, final conversion ratios which shall apply for the remainder of the Term.

                  If, after completion of the two trial campaigns conversion ratios are still significantly higher than those listed in Exhibit B, either party may notify the other in writing of its desire to terminate this Agreement, which termination shall be without liability, provided, however,
                                                         --------  -------
that the effective date of termination shall not occur until such time as Tomen has secured alternate manufacturing for the Products, or until six

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(6) months has elapsed since the date of any such termination notice, whichever shall occur first.

         3.8 During the two trial campaigns to be carried out pursuant to
Section 3.7 and, on an as-needed-basis during calendar year 1993, Tomen shall use its best efforts to make available to Eastman, representatives of *** skilled in the manufacturing of the Products, so as to provide technical assistance to Eastman regarding custom manufacturing. In addition, Tomen shall use its best efforts to arrange for representatives of Eastman to obtain access to *** Pilot Plant Manufacturing facility in ***.

         3.9 Eastman warrants to Tomen that all Products Processed under this Agreement shall meet the specifications of Exhibit A and Exhibit B and Tomen will accept and ship Product on the basis of Eastman's certificate of analysis. Tomen may, from time to time, spot sample and analyze Product manufactured by Eastman and Eastman agrees to provide samples of such Product upon Tomen's request. If Tomen should discover, whether by its own spot sampling and analysis or otherwise, any shortage, contamination or other nonconformity hereunder by such Products it shall notify Eastman immediately upon becoming aware thereof, but in no event later than one hundred and sixty five (165) days after shipment of such Product. Tomen may elect (i) to not pay the Processing fee for the deficient Product or to obtain a refund for any Processing fee paid with respect thereto, (ii) require Eastman to provide replacement Product, with the cost of additional Raw Materials and delivery costs associated with such replacement Product to be paid by Eastman. EXCEPT AS SET FORTH IN THIS SECTION 3.9, EASTMAN MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY CONCERNING THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHER QUALITY OF THE PRODUCTS AND TOMEN'S RIGHTS AND REMEDIES WITH RESPECT TO ANY BREACH OF WARRANTY REGARDING PRODUCTS, ARE EXPRESSLY LIMITED TO THOSE SET FORTH IN THIS
SECTION 3.9 AND IN SECTION 12.1. IN NO EVENT SHALL EASTMAN BE LIABLE TO TOMEN HEREUNDER FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES OF TOMEN, EXCEPT AS SPECIFIED IN SECTION 12.1.

         3.10 During the Term, the parties agree to investigate and discuss, on a periodic basis, potential Process improvements which could result in cost savings to either or both of the parties. The parties agree that any cost savings resulting from Process improvements should be shared equally by both parties. In the event that a potential Process improvement is identified, the parties shall discuss mutually agreeable terms for sharing the cost savings thereof, taking into consideration, among other things, the cost of any capital improvements or other costs associated with the implementation of such Process improvements.

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         3.11 Eastman shall be permitted to make minor changes in the
Processing hereunder, provided that Tomen is notified of any changes on a monthly basis of any changes made during the preceding month. Notwithstanding the foregoing, any significant changes proposed by Eastman regarding the Processing must be agreed to by Tomen in writing in advance of Eastman's implementation thereof.

4.       FEES
         ----

         4.1 Tomen shall pay to Eastman a fee for Processing the Raw Materials into Products in accordance with the schedule set forth below. All prices are F.O.B. the Plant, delivered into 55 gallon, non-returnable lined steel drums (as specified in Exhibit B).

              Product                     Base Unit Fee Per Pound
              -------                     -----------------------
              ***                         ***/lb. (as is, ***
                                          ***)

              ***                         ***/lb. (as is, ***
              ***                         ***)

              ***                         ***/lb. (as is, ***
                                          ***)

                  4.1.1 For the purposes of meeting the conversion ratios set forth in Exhibit B, the parties' minimum purchasing and Processing requirements and the calculation of any shortfall fee or termination fee hereunder, the pounds of Product shipped shall be converted to a 100% assay basis, assuming the Products have the following percentage of active ingredient ***:

                                          Percentage Active
                                          -----------------
              Product                      Ingredient [w/w]
              -------                      ----------------

              ***                                ***

              ***                                ***
              ***

              ***                                ***

                  4.1.2 The base unit fees set forth in this Section 4.1 for each of the Products shall be subject to annual adjustment, according to the formula set forth in Exhibit E. Eastman shall notify Tomen of such fee adjustment, no later than October 1 of each Contract Year beginning in 1993 with an effective date of January 1 of the following year.

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                  4.1.3    In the event that Tomen purchases less than ***
pounds of *** during any of the first three years of the Term, Tomen shall pay a shortfall fee for such year calculated as follows: Tomen shall pay *** per pound for each pound of *** representing the difference between the pounds of *** actually purchased and *** except that Tomen shall pay *** per pound for each pound of *** representing the difference between the pounds of *** actually purchased and ***. Eastman shall invoice Tomen for any shortfall at the end of such contract year and payment shall be due thirty (30) days from the date of such invoice. In the event the term is extended for an additional one year period pursuant to Section 7, the parties shall mutually agree upon the shortfall fee for such additional periods.

                  4.1.4    If Eastman has to re-Process and/or relabel
Product in inventory in order to meet the changes in Tomen's orders in Section 3.4, Eastman shall provide Tomen with reasonable and appropriate fees for such re-Processing and for relabeling.

                  4.1.5 Eastman shall submit invoices to Tomen, dated as of the date of each shipment of Product. The invoice will detail the Processing fees associated with such shipment, as calculated in accordance with the fee schedule set forth in Section 4.1. Payment shall be due thirty (30) calendar days following the date of such invoice. Unless otherwise expressly provided herein, Tomen's payment obligations shall be limited to the payment of such periodic Processing fees and Tomen shall have no obligation to pay Eastman for any other costs or expenses, of any kind whatsoever, arising from, or associated with Eastman's Processing or its other obligations under this Agreement.

5.       DELIVERIES
         ----------

         5.1 From time to time during the Term, Tomen shall arrange with Eastman for the periodic pickup from the Plant of Products, Processed pursuant to orders placed by Tomen. Such pickups shall be made in accordance with a time schedule and by carriers mutually agreeable to the parties. The destination for the delivery of Products shall be designated by Tomen, in its sole discretion, F.O.B. the Plant.

         5.2 Eastman shall ensure that all Products are properly stored and packaged, and accompanied by appropriate documentation (including without limitation, material safety data sheets to be provided to the carrier), and that such Products are otherwise properly prepared for pickup and transport, in accordance with applicable Environmental Requirements, including without limitation requirements of the Federal Insecticide, Fungicide and Rodenticide Act. Eastman shall provide, on a monthly basis, Certificates of Analysis for each batch of Product picked up by

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Tomen's carriers. Tomen shall be responsible for providing appropriate labeling for all packages of Product and Eastman shall be responsible for applying the appropriate label to each Product shipment in accordance with directions from Tomen. A sample copy of the appropriate labels for each of the Products is attached as Exhibit G.

         5.3 Eastman will install and maintain at the Plant refrigerated storage facilities for one truckload of Product pending pickup by Tomen's carrier. If additional storage for any Product is needed during the Term, the parties agree to meet and discuss arrangements for the provision of such additional storage. Storage facilities shall be installed and maintained in compliance with applicable Environmental Requirements.

         5.4 On a monthly basis, Eastman shall provide any inventory records or similar records necessary to establish a schedule for Product pickup. It is expressly understood that such records will be used only for Tomen's internal business purposes and Eastman's provision of such records to Tomen shall not confer upon Tomen any authority or obligation to direct, in any manner, Eastman's Processing or other obligations hereunder.

6.       TITLE AND RISK OF LOSS
         ----------------------

         6.1 Title to and all other incidents of ownership of all Raw Materials supplied by Tomen and of all Products (upon completion of Processing) shall at all times be in Tomen.

         6.2 While any and all Raw Materials, Products, and other property owned by Tomen are in the possession or custody of Eastman, Eastman agrees to bear the risk of loss, degradation, contamination or damage, of any kind or nature whatsoever, except to the extent caused solely by specific technical advice provided by Tomen or on behalf of Tomen by *** technical representatives or by the failure, as determined in accordance with Section
2.4 of this Agreement, to meet the specifications set forth in Exhibit C. The Raw Materials and Products shall be deemed to be in the possession or custody of Eastman until delivered to Tomen's carrier as provided in Section 5.

         6.3 During the Term, Eastman shall not impose or permit to be imposed upon any of the Products or Raw Materials any liens or encumbrances of any kind whatsoever.

         6.4 Risk of loss regarding any Products shall pass to Tomen upon delivery of the Product to Tomen's carrier, F.O.B. the Plant.

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7.       TERM OF AGREEMENT
         -----------------

         7.1 This Agreement shall become effective and binding upon the parties as of the date first written above.

         7.2 Unless earlier terminated pursuant to the provisions of Sections
7.4 or 7.5, this Agreement shall have a term of three years, ending on September 1, 1995, subject to automatic one- year extensions, as provided in
Section 7.3.

         7.3 Unless either party has provided the other with written notice, no later than 270 days prior to the expiration of the then existing term, that such party desires to terminate this Agreement effective as of the date of expiration of such then existing term, the term of this Agreement shall be deemed automatically extended for an additional one-year period. Any extensions shall be upon the terms and conditions set forth in this Agreement, except as otherwise agreed by the parties. All references to "Term" in this Agreement shall apply to any extension term.

         7.4 Notwithstanding any other provisions of this Agreement, and subject to the procedures of Section 7.4.1, either party may, without waiver of, or prejudice to any of its other rights and remedies under this Agreement, under applicable law or otherwise, effect a termination of this Agreement by written notice, at any time, if the other party breaches any of its obligations under this Agreement.

                  7.4.1 In the event of any alleged breach under Section 7.4, the party declaring the breach shall provide the other party with written notice setting forth the nature of the breach, and the recipient shall have a period of thirty (30) days (or such shorter period if required under the circumstances and specified in such notice) to cure such breach, provided
                                                                 --------
however, that if the nature of the alleged breach is such that it cannot
-------
reasonably be cured within such time period, the non-breaching party may elect, in its sole discretion, and without waiver of, or prejudice to any of its other rights and remedies under this Agreement under applicable law or otherwise, to grant the breaching party an additional extension of time to cure such breach. If the breaching party fails to cure the breach within the applicable time period the non-breaching party may terminate this Agreement, by written notice to the breaching party which notice shall be effective immediately upon receipt.

         7.5 This Agreement also may be terminated:

                  7.5.1    By mutual assent of the parties;

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                  7.5.2    By either party, in the event that a force majeure
event as provided in Section 16 has occurred and has continued for a period of 180 days;

                  7.5.3 By either party, upon the other party's filing of a voluntary petition for bankruptcy, reorganization or arrangement under any state statute, or upon assignment for the benefit of creditors, or upon the appointment of a receiver or trustee with respect to such party or its assets, or upon the filing of a petition of the kind referenced above, against a party or its assets by a third party, which filing is made without the agreement of the subject party and is not removed or dismissed within sixty (60) calendar days of the date of such filing.

                  7.5.4 By Tomen, upon sixty (60) days written notice, provided that in the event Tomen elects to terminate under this Section 7.5.4 Tomen shall pay Eastman a termination fee in an amount equal to *** minus *** per pound, for each pound of *** previously purchased by Tomen under this Agreement and for each pound of *** which Tomen is obligated to purchase during the then existing Fixed Period. Such termination fee also shall apply in the event of a termination based upon a breach by Tomen.

8.       TECHNICAL INFORMATION
         ---------------------

         8.1 Tomen and Eastman agree to exchange Subject Intellectual Property during the Term in order to assist Eastman in supplying Products to Tomen, and in carrying out all other purposes of this Agreement. Such exchange of Subject Intellectual Property will be according to the following terms:

         8.2 For a period of twenty (20) years from the date of the Agreement, Eastman will not use Subject Intellectual Property received from Tomen to produce agricultural or pesticidal chemicals and intermediates therefore for anyone other than Tomen without Tomen's prior written consent.

         8.3 For a period of twenty (20) years from the date of this Agreement, Tomen will not use Subject Intellectual Property received from Eastman for any purposes other than to assist Eastman in producing Products for Tomen, except as provided in Section 9, below.

         8.4 Subject Intellectual Property will be received and maintained in confidence by the recipient, and the recipient will exercise all reasonable efforts to avoid disclosure of all or any portion of Subject Intellectual Property, except to Recipient's Affiliates, as defined herein, who need such Subject Intellectual Property to fulfill the obligations of the recipient under this Agreement and are bound to the recipient by written obligations

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

and assurances at least as stringent as those to which the recipient is bound under this Agreement. "Recipients Affiliates" refers to any corporation, company, joint venture, partnership or business organization in which the recipient, directly or indirectly, has a fifty percent (50%) or greater interest in the ownership or control thereof, or any third party which is engaged or consulted or assigned rights and obligations pursuant to the provisions of this Agreement.

         8.5 The recipient shall not make copies of Subject Intellectual Property, or any portion thereof, except as required to carry out the purposes of this Agreement and the recipient shall, upon the request of the discloser, return to the discloser all Subject Intellectual Property furnished the recipient in written form, including diagrams, charts, drawings, and shall destroy all copies thereof made by the recipient, or reduced to written form by the recipient, with the exception of one archival copy which shall be kept in a separate limited access file and used solely for the purpose of determining the recipients' obligation hereunder.

         8.6 The obligations of Sections 8.2, 8.3, 8.4 and 8.5, above, shall not apply with respect to any portion of Subject Intellectual Property, (i) which the recipient proves was developed by the recipient and in the recipient's possession, prior to the first receipt thereof, directly or indirectly, from the disclosure; or (ii) which is now, or hereafter becomes through no act or failure to act on the recipient's part, part of the public knowledge or is disclosed in a printed publication available to the public;
(iii) otherwise lawfully becomes available to recipient from sources other than the disclosure; or (iv) which the recipient proves to a court of law's satisfaction by written evidence, is developed by the recipient without the benefit of Subject Intellectual Property; provided, however, that the occurrence of any or all of (i), (ii), (iii) and (iv) shall not be construed to grant any rights, express or implied, under any patent licensable by the discloser except as provided under Section 9, herein. Subject Intellectual Property shall not be deemed to be within one of the foregoing exceptions if it is merely embraced by more general information available on a non-confidential basis or in the recipient's possession. In addition, any combination of features shall not be deemed to be within the foregoing exceptions unless the combination itself and its principle of operation are embraced by corresponding information which is within one of the foregoing exceptions.

         8.7 Neither party hereto shall knowingly export, directly or indirectly, any United States source technical data acquired from the other party hereto or any company affiliated with that party, or any direct product of that data, to any country for which the United States government or any agency of that government at the time of export requires an export license or other governmental approval without first obtaining that license or approval when required by applicable United States law. This obligation shall survive any termination or expiration of this Agreement and shall be independent of any other obligations, any limitations thereon, and any exceptions thereto, which may be stated elsewhere in this Agreement.

9.       LICENSE
         -------

         9.1 Upon request, Eastman will grant to Tomen a fully paid up, irrevocable, assignable and non-exclusive license to all Subject Intellectual Property conceived, made, created, developed or reduced to practice by Eastman relating to the Products, Product Specifications, Manufacturing Specifications or Processing during the Term and within three (3) years following the effective date of termination of this Agreement. Eastman agrees to cooperate in educating Tomen through periodic meetings at mutually agreeable times and places and keeping it appraised concerning such developments regarding Subject Intellectual Property. Eastman agrees not to file any patent, trademark or copyright applications relating to Subject Intellectual Property during the Term and within three (3) years following the effective date of termination of this Agreement, without the express written consent of Tomen. Eastman also shall not assert any patent, trademark or copyright claims against Tomen or its agents for the manufacture or use of the Products at any time nor will it license patents, trademarks or copyrights to any third party for any agricultural uses or applications of any kind whatsoever during the twenty
(20) year agricultural period referenced in Section 8.3.

         9.2 Tomen shall not assert any patent against Eastman in connection with performance of obligations by Eastman under this Agreement.

         9.3 Tomen shall indemnify and hold harmless Eastman against all liabilities, demands, damages, expenses or losses from infringement of patents or wrongful use of proprietary information of any third party dictated by the Product Specifications as defined under this Agreement.

         9.4 Eastman shall indemnify and hold harmless Tomen against all liabilities, demands, damages, expenses or losses from infringement of patents or wrongful use of proprietary information of any third party by the Process or Processing implemented by Eastman and not dictated by the terms of this Agreement.

10.      REPRESENTATIONS, WARRANTIES AND COVENANTS
         -----------------------------------------

         10.1 Eastman warrants and represents that:

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

                  10.1.1 It has full power and authority to execute, deliver and perform this Agreement; it is a corporation duly organized, validly existing and in good standing under the laws governing its incorporation and has full corporate power and authority to execute, deliver and perform this Agreement;

                  10.1.2 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Eastman.

                  10.1.3 This Agreement constitutes a legal, valid and binding agreement of Eastman, enforceable against Eastman in accordance with its terms, except as limited by bankruptcy, insolvency, receivership and similar laws in effect from time to time.

                  10.1.4 Eastman currently possesses the requisite skill, experience, knowledge, personnel and facilities (in respect of custom manufacturing in general, and in respect of the Processing and other obligations of Eastman, specifically) and to the best of its knowledge Eastman further possesses and is in compliance with all necessary licenses, permits and approvals required validly to execute, deliver and perform its obligations under this Agreement, except for those matters described in Section 13 hereof which are the responsibility of Tomen, and is qualified to do business in all jurisdictions where such qualification is required for Eastman's performance hereunder.

                  10.1.5 Eastman has read and understands the Exhibits attached hereto and fully understands the nature of all Raw Materials, Products, Environmental Requirements, including without limitation, applicable health and safety considerations, and other matters involved in the Processing required hereunder.

         10.2 Tomen warrants and represents that:

                  10.2.1 It has full power and authority to execute, deliver and perform this Agreement; it is a corporation duly organized, validly existing and in good standing under the laws governing its incorporation and has full corporate power and authority to execute, deliver and perform this Agreement;

                  10.2.2 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Tomen; and

                  10.2.3 This Agreement constitutes a legal, valid and binding agreement of Tomen, enforceable against Tomen in accordance with its terms, except as limited by bankruptcy, insolvency, receivership and similar laws in effect from time to time.

                  10.2.4 Tomen currently possesses the requisite skill, experience, knowledge, personnel and authority necessary to perform its obligations under this Agreement.

11.      ENVIRONMENTAL COMPLIANCE
         ------------------------

         11.1 In addition to the specific covenants of Eastman set forth in this Agreement, Eastman hereby covenants that it shall, at all times during the Term, act in good faith and use sound judgment in performing the Processing and its other obligations hereunder. In performing such obligations, Eastman shall endeavor to the best of its ability to comply with all applicable federal, state and local laws and regulations, including without limitation any Environmental Requirements. In addition, Eastman also shall take such steps which, in the exercise of Eastman's knowledge and expertise in custom manufacturing, may serve to protect human health and the environment.

         11.2 Tomen has requested and Eastman intends that no accidental release of Hazardous Substances shall occur during any Processing. Eastman shall, in the exercise of its knowledge and expertise, take all steps as reasonably necessary to prevent any accidental release of Hazardous Substances from occurring.

                  In the event that any accidental release should occur, it is the responsibility of, and Eastman shall promptly notify applicable governmental authorities and completely investigate, remediate, or otherwise cleanup all released material, in accordance with applicable Environmental Requirements.

                  In the event that any accidental release of Raw Materials or Product shall occur, Eastman shall notify Tomen when Eastman notifies applicable governmental authorities. Notwithstanding such notification, the parties agree that Eastman shall remain fully responsible for notifying governmental authorities and for undertaking to investigate, remediate, or otherwise cleanup such released material in compliance with applicable Environmental Requirements. Eastman's provision of notice of any release to Tomen shall be solely for Tomen's internal business purposes and shall not confer upon Tomen any authority or obligation to direct, in any manner, any notification, investigation, remediation, or cleanup activities with respect thereto.

         11.3 In order to facilitate Eastman's ongoing compliance with its obligations under this Agreement, Eastman shall arrange for an independent consultant selected from the following list of consultants: ***, *** and ***, to perform, at Tomen's expense, a comprehensive environmental assessment of all aspects of Eastman's Processing activities and its other obligations under this Agreement, on a periodic basis but no more frequently than once each Contract Year. The consultant selected shall prepare a report of its findings and any recommendations with respect thereto.

         Promptly upon receipt of an assessment report, Eastman shall implement, to the extent necessary based on its knowledge and expertise, any recommendations required to ensure Eastman's continued compliance with applicable Environmental Requirements. Notwithstanding the recommendations set forth in any assessment report, the parties agree that ultimate responsibility for compliance with Environmental Requirements shall remain with Eastman.

         Upon request, Eastman shall provide a copy of any such assessment report to Tomen. The parties agree that such assessment report shall be used solely for Tomen's internal business purposes and neither Eastman's provision of such assessment reports, nor Tomen's payment of the consultant's fees shall confer upon Tomen any authority or obligation to direct, in any manner, Eastman's Processing and other obligations hereunder.

         11.4 Eastman shall be responsible for providing all equipment, utilities and personnel necessary for Processing the Raw Materials into Products, as required under this Agreement. All Processing shall be conducted at the Plant and Eastman will endeavor to the best of its ability to conduct this Processing and to operate and maintain the equipment facilities in compliance with applicable Environmental Requirements. Tomen shall, upon request, endeavor to arrange for limited consultation between *** and Eastman, as provided in Section 3.8.

         11.5 Eastman will report to Tomen the chemicals previously produced in *** equipment. Eastman will clean all *** equipment so as to obtain a 100 ppm or less residue upon final analysis of the cleaning solutions. This level of cleanliness will be documented, with the records retained for the same period of time as batch records.

         11.6 The parties agree that title to any waste generated in connection with the Processing of Raw Materials into Products hereunder shall remain with Eastman and Eastman shall ensure that substantially all wastes, are handled, treated, stored, transported and disposed only at Eastman's on-site facilities; except that, ash generated by Eastman's on-site incinerator and, when such facility due to circumstances beyond Eastman's control is not working, used solvents, shall be properly transported to, and disposed of in a duly licensed offsite hazardous waste facility. Totes and drums shall be properly transported to a duly licensed drum reclaiming facility, selected by Eastman. Eastman shall arrange for the handling, treatment, storage, transporting and disposal of all wastes, totes, and drums and each such action or activity shall be conducted in compliance with applicable Environmental Requirements.

12.      INDEMNITY
         ---------

         12.1 Eastman shall defend, indemnify, save and hold harmless Tomen and its agents, employees, directors and officers ("Tomen Indemnitees"), from and against any and all damages (including without limitation, compensatory, incidental and consequential damages) indirect and direct losses, claims, liabilities, obligations, demands, judgments, awards, settlements, penalties, deficiencies, suits, proceedings, actions, costs and expenses (including without limitation, the fees and disbursements of attorneys and any consultants), of any kind or nature, whether or not accrued or fixed, absolute or contingent,, due or to become due, which are asserted against or incurred by any of the Tomen Indemnitees, by reason of, arising out of, or in connection with, in whole or in part, any of the following:

                  (i) except as otherwise expressly limited under this Agreement, any breach of any representation, warranty or covenant of Eastman under this Agreement;

                  (ii) any Processing or other obligations to be performed by Eastman under this Agreement;

                  (iii) except as otherwise expressly limited under this Agreement, any loss, damage, degradation or contamination to any Raw Material or Product while such materials are in Eastman's custody or control;

                  (iv) any actual or alleged presence of Hazardous Substances, on, under, within or migrating from, or into the Plant and any adjacent property (including without limitation the real property underlying Eastman's waste treatment and disposal facilities); and

                  (v) any actual or alleged liability or responsibility for any investigation, remediation, or other cleanup activity arising from any Hazardous Substances which Eastman, or any of its affiliates by contract, agreement, or otherwise arranged for disposal or treatment or for transport for disposal or treatment, whether at the Plant, Eastman's on-site waste treatment and disposal facility or any other off-site facility.

         Notwithstanding the foregoing, Eastman's aggregate liability to Tomen for incidental and conventional damages of Tomen arising from any (i) Product recall; (ii) any failure by Eastman to provide Products to Tomen, as required under Section 3, or (iii) any failure of the Product to meet the specifications of Exhibits A and B and Eastman's aggregate liability for damages arising from third party claims brought against Eastman under

Section 12.2(ii), except as otherwise expressly provided in Section 12.2(ii), shall not exceed *** *** dollars ***. Without limitation of any other rights and remedies of Tomen under this Agreement, the parties agree that Tomen's right to recover any and all costs and expenses, of any kind whatsoever, incurred in connection with Tomen's effort to secure Product from alternate custom manufacturers, on a temporary or permanent basis, as the case may be, including such costs and expenses incurred for any period of time in which Tomen is unable to secure Product, shall not be limited in any way by the preceding sentence. In such event, Eastman shall, at its sole expense cooperate fully with Tomen to facilitate an effective transition to such temporary or permanent alternate custom manufacturer.

         The parties also agree that Eastman shall have no liability under this Section 12.1 for damages, of any kind whatsoever, arising from any (i) Product recall; (ii) product liability claims with respect to any Product; and
(iii) any failure by Eastman to provide Products to Tomen, as required under
Section 3, to the extent that such damages were caused by the failure, as determined in accordance with Section 2.4 of this Agreement, of the Raw Materials to meet the specifications set forth in Exhibit C.

         12.2 Tomen shall defend, indemnify, save and hold harmless Eastman and its agents, employees, directors and officers (Eastman "Indemnities" from and against any and all damages (including without limitation, compensatory, incidental and consequential damages) indirect and direct losses, claims, liabilities, obligations, demands, judgments, awards settlements, penalties, deficiencies, suits proceedings, actions, costs and expenses (including without limitation, the fees and disbursements of attorneys and any consultants), of any kind or nature, whether or not accrued or fixed, absolute or contingent, due or to become due, which are asserted against or incurred by any of the Tomen indemnities, by reason of, arising out of, or in connection with, in whole or in part, any of the following:

                  (i) except as otherwise expressly limited under this Agreement any breach of any representation, warranty or covenant of Tomen under this Agreement;

                  (ii) any liability or responsibility arising out of any use of the Products or of products made in whole or in part from any of the Products including without limitation claims based on liability attributable to Eastman's negligence, provided that any such Product has met the specifications of Exhibit A and Exhibit B, unless the failure of the Product to meet the applicable specifications was caused by the failure, as determined in accordance with
                           Section 2.4 of this Agreement, of the Raw Materials to meet the specifications set forth in Exhibit C, provided however, that in the event
                                         -------- -------
                           that any third party claims are brought against Eastman, whether in contract or in tort, arising from any failure of the Product to meet the specifications of Exhibits A and B, the parties agree that Eastman shall be responsible for the first *** *** dollars *** in the aggregate of damages, of any kind whatsoever, incurred by Eastman in connection with such claims (subject
                                                                   -------
                           however to the aggregate *** *** dollars *** limit
                           -------
                           set forth in Section 12.1; any payments made by Eastman to Tomen for incidental or consequential damages under Section 12.1 being credited on a dollar for dollar basis against Eastman's responsibility for third party damages under this
                           Section 12.2(ii) up to such amount); and thereafter, Tomen shall be responsible for any of such damages, other than the fees and disbursements of attorneys, which in the aggregate are in excess of *** dollars *** but which do not exceed in the aggregate *** dollars ***, and thereafter Eastman shall have sole responsibility for all such damages to such third parties.

         Notwithstanding the foregoing, in no event shall Tomen be obligated to Eastman under this Section 12.2 to the extent any claims or liability were caused by Eastman's gross negligence or willful misconduct.

13.      REGISTRATION
         ------------

         13.1 Tomen represents that each of the Products which require registration by EPA have been duly registered and Eastman represents that the Plant is duly registered with EPA. The parties agree that Tomen shall be responsible, for any further registration requirements arising during the Term regarding the Products, including any labeling modifications and the payment of all costs and expenses of registration, and Eastman shall have no responsibility with respect thereto, provided however that, upon request,
                                     -------- -------
Eastman shall provide reasonable assistance to Tomen in this regard.

14.      INSURANCE
         ---------

         14.1 Eastman shall, at its expense, maintain the following insurance during the Term:

                  (a) Worker's Compensation and Employer's Liability Insurance, as prescribed by applicable law.

                  (b) Fire Insurance which shall cover all Raw Materials supplied by Tomen, Products and other property owned by Tomen and in Eastman's custody and possession, as provided in this Agreement.

                  (c) Eastman shall maintain Comprehensive General Liability Insurance in an amount of not less than One Million Dollars ($1,000,000.00).

         14.2 Eastman shall provide Tomen upon request with certificates or other documentary evidence of the above insurance satisfactory to Tomen.

         14.3 Eastman may, at its option, self-insure as to the above risks in lieu of providing insurance. If Eastman elects to self-insure, it shall provide Tomen with certification of such self-insurance, satisfactory to Tomen. The requirements set forth above are minimum coverage requirements and are not to be construed, in any way, as a limitation of Eastman's liability under this Agreement, including, without limitation, its obligations under
Section 12.

15.      TAXES
         -----

         15.1 Tomen shall assume responsibility for, and pay all tangible personal property taxes assessed by any governmental authority with respect to the Raw Materials and Products while in Eastman's custody and possession.

         15.2 The Processing fees for the Products include all federal, state and local taxes, duties and other governmental charges and fees that may hereafter be imposed on any aspect of the Processing, or the performance of other work hereunder, all of which taxes, duties, charges and fees shall be paid by Eastman.

16.      FORCE MAJEURE
         -------------

         Except as provided in this Section 16 and as further provided in
Section 7, the parties shall be excused for the period of any delay in the performance of any obligations under this Agreement, when prevented from performing such obligations by cause or causes beyond such party's reasonable control or that could not have been reasonably foreseen and prevented, including without limitation, civil commotion, war, invasion, rebellion, hostilities, military or usurped power, sabotage, riots, fire or other acts of God, strikes, labor disputes, major equipment breakdown, governmental acts or requirements (including, without limitation, registration cancellation by EPA or other U.S. or international governmental authority with respect to any of the Products or those shortages of labor or materials, containers, transportation equipment and delays in transportation each of which were beyond the reasonable control of the parties or could not have been reasonably foreseen and prevented. Upon the occurrence of any force majeure event, the affected party shall provide prompt notice to the other, describing the particulars of the occurrence, including an estimate of its expected duration and probable impact on the performance of such party's obligations hereunder and shall furnish periodic reports with respect thereto. Notwithstanding the foregoing, (i) the suspension of performance shall be of no greater scope and no longer duration than is reasonably required by the force majeure event; (ii) no liability of either party which arose before the occurrence of the force majeure event shall be excused because of such occurrence, including, without limitation, any liability of Tomen to purchase Product manufactured by Eastman during any Fixed Period; (iii) the non-performing party shall use all reasonable efforts to continue to perform its obligations hereunder and to cure or correct the event or condition excusing performance; (iv) the non-performing party shall exercise all reasonable efforts to mitigate or limit damages to the other party; and (v) promptly following the occurrence of such force majeure event, the parties shall meet to discuss whether the Term should be extended as a result thereof.

17.      RIGHT OF REVIEW
         ---------------

         17.1 Eastman shall maintain true and current books and records with regard to Eastman's Processing but excluding financial and cost information, and all transactions related thereto, and shall retain all such books and records for a period of not less than twenty-four (24) months following the effective date of termination of this Agreement.

         17.2 Tomen shall have the right, but not the obligation, from time to time during the Term, to have an authorized representative of Tomen, reasonably acceptable to Eastman, interview the salaried or supervisory personnel of Eastman and to review the books and records and Processing operations of Eastman with regard to the quantities of Raw Materials and the actual conversion ratios realized, but excluding financial or cost information with respect thereto. It is expressly agreed that the right to conduct such interviews and reviews shall be solely for Tomen's internal business purposes and Eastman's provision of such rights shall not confer upon Tomen any authority or obligation to direct, in any manner, any of Eastman's Processing or other obligations hereunder. Any interview or review conducted by Tomen pursuant to this section shall be at its own expense and shall be conducted at times reasonably agreeable to Eastman. Eastman agrees to cooperate and assist Tomen in connection therewith.

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

18.      CONFLICTS OF INTEREST
         ---------------------

         18.1 No director, employee or agent of Eastman shall give or receive any commission, fee, rebate, gift or entertainment of significant cost or value in connection with this Agreement, or enter into any business arrangement with any director, employee or agent of Tomen or any affiliate other than as a representative of Tomen, without prior written notification thereof to Tomen. Eastman shall promptly notify Tomen of any violation of this Section and any consideration so received shall be paid over or credited to Tomen. Additionally, if any violation of this section occurring prior to the date of this Agreement resulted directly or indirectly in Tomen's consent to enter into this Agreement with Eastman, Tomen may, at its sole option, terminate this Agreement at any time and, notwithstanding any other provision of this Agreement, pay no compensation or reimbursement to Eastman whatsoever for any work done after the effective date of termination of this Agreement.

         18.2 No director, employee or agent of Tomen shall give or receive any commission, fee, rebate, gift or entertainment of significant cost or value in connection with this Agreement, or enter into any business arrangement with any director, employee or agent of Eastman or any affiliate other than as a representative of Eastman, without prior written notification thereof to Eastman. Tomen shall promptly notify Eastman of any violation of this Section and any consideration so received shall be paid over or credited to Eastman. Additionally, if any violation of this section occurring prior to the date of this Agreement resulted directly or indirectly in Eastman's consent to enter into this Agreement with Tomen, Eastman may, at its sole option, terminate this Agreement at any time and, notwithstanding any other provision of this Agreement, pay no compensation or reimbursement to Tomen whatsoever for any work done after the effective date of termination of this Agreement.

19.      NOTICES
         -------

         19.1 Notices under this Agreement shall be given in writing and delivered:

         If to Tomen to:   Tomen Corporation
                           14-27 Akasaka 2-chome
                           Minato-ku
                           Tokyo, Japan
                           Attn:    General Manager Agro Ecology
                                    Department

                           Fax:     011-813-35889895

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

         With a copy to:   Tomen Pacific Agro Company
                           444 Market Street, Suite 1000
                           San Francisco, California  94111
                           Attention:  President
                           Tel.:    415/788-3400
                           Fax:     415/788-4070

         If to Eastman to: Eastman Fine Chemicals
                           1999 E. Stone Drive
                           Kingsport, Tennessee  37662-5300
                           Attn:    Manager - Custom Manufacturing
                           Tel.:    615/229-6810
                           Fax:     615/229-8133

or to such other address as may be designated by such party.

         19.2     Notices shall be deemed to have been given:

                  (a) On the same Business Day if the notice has been delivered by hand or sent by facsimile with confirmation of receipt on or prior to 5:00 p.m. as of the place of receipt, or on the next succeeding Business Day if so delivered or sent after 5:00 p.m.; or

                  (b) On the next succeeding Business Day following receipt of a notice sent by registered or certified U.S. mail, return receipt requested or by a reputable courier service, as evidenced by the return receipt card, or other similar receipt properly endorsed by the receiving party.

20.      ASSIGNMENT
         ----------

         20.1 None of the rights or obligations of either party hereunder may be assigned without the other party's prior written consent, which consent will not be unreasonably withheld. Any purported assignment without such written consent shall be void and unenforceable. Notwithstanding the foregoing, (i) Tomen shall be entitled from time to time during the Term, to appoint another party, reasonably acceptable to Eastman to administer certain or all of Tomen's duties hereunder. Eastman agrees to work with such party as it would with Tomen, provided however, that Tomen shall remain ultimately
                     -------- -------
responsible for its obligations hereunder, and (ii) Eastman shall be entitled to assign this Agreement to one of its wholly-owned subsidiaries, reasonably acceptable to Tomen, provided, however, that all Processing and related
                     --------  -------
operations shall continue to be performed at the Plant, as provided hereunder, and that Eastman shall remain ultimately responsible for its obligations hereunder.

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

21.      GOVERNING LAW
         -------------

         The parties hereto agree that all of the provisions of this Agreement and any questions concerning its interpretation and enforcement shall be governed by the internal laws of the State of New York, without applying any rules regarding choice of laws, and the execution and delivery of this Agreement shall be deemed to be the transaction of business within the State of New York for purposes of conferring jurisdiction upon courts located within the State.

22.      WAIVERS
         -------

         Neither party's waiver of the other's breach of any of the provisions of this Agreement shall be deemed to be a waiver of any other provisions hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver, unless otherwise expressly provided by the party granting such waiver.

23.      SURVIVAL
         --------

         The representations, warranties and covenants of the parties under this Agreement and each of the parties' respective rights and remedies hereunder (including without limitation, the parties' rights and remedies under Section 12) expressly survive the effective date of termination of this Agreement.

24.      PARTIES BOUND
         -------------

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors in interest and permitted assigns.

25.      NO THIRD PARTY BENEFICIARIES
         ----------------------------

         Except as otherwise expressly provided herein, nothing in this Agreement shall entitle any person other than Tomen or Eastman and each of their respective successors and assigns to any claim, cause of action, remedy or right of any kind under this Agreement.

26.      INDEPENDENT CONTRACTOR
         ----------------------

         Nothing in this Agreement shall be construed to establish Tomen or Eastman as a partner, joint venturer, agent or other representative of the other. Each is an independent company retaining complete control over and complete responsibility for its own operations and employees. Nothing in this Agreement shall be construed to grant either party any right or authority to assume or create any obligation on behalf or in the name of the other; to accept summons or legal process for the other; or to bind the other in any manner whatsoever.

27.      EMPLOYMENT PRACTICES
         --------------------

         To the extent applicable to this Agreement and required for agreements of the size and nature hereof, Eastman shall comply with the following clauses contained in the Code of Federal Regulations and incorporated herein by reference: 48 C.F.R. Section 52.203-6 (Subcontractor Sales to Government); 48 C.F.R. Section 52.219-8, 52.219-9 (utilization of Small and Small Disadvantaged Business Concerns); 48 C.F.R. Section 52.219-13 (Utilization of Women-Owned Business Concerns); 48 C.F.R. Section 52.222-26 (Equal Opportunity); 48 C.F.R. Section 52.222-35 (Disabled and Vietnam Era Veterans); 48 C.F.R. Section 52.222-36 (Handicapped Workers); 48 C.F.R.
Section 52.223-2 (Clean Air and Water); and 48 C.F.R. Section 52.223-3 (Hazardous Material Identification and Material Safety Data). Unless previously provided, if the value of this Agreement exceeds $10,000 and if required for agreements of the size and nature hereof, Eastman shall provide a Certificate of Nonsegregated Facilities to Tomen in the form attached as Exhibit F. Eastman agrees and covenants that none of its employees who provide services to Tomen pursuant to this Agreement are unauthorized aliens as defined in the Immigration Reform and Control Act of 1986.

28.      ENTIRETY OF AGREEMENT
         ---------------------

         This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein. No supplement, modification, waiver or termination of this Agreement shall be implied from any conduct of the parties or trade custom or usage, but to be binding must be executed in writing by the party to be bound thereby.

29.      ARBITRATION
         -----------

         In the event that the parties are unable within a period of ninety
(90) days to resolve any dispute between them concerning the scope or interpretation of this Agreement following the exercise of diligent efforts by both parties, either party may submit the matter to arbitration for resolution. Arbitration shall be held in San Francisco, California before three arbitrators. Each party shall select one arbitrator and the two arbitrators so selected shall select the third arbitrator. The rules of commercial arbitration of the American Arbitration Association in effect on the date the matter is submitted to arbitration shall apply. The decision of the arbitrators shall be in writing and shall contain the findings of fact and conclusions of law on which their decision is based. Unless clearly erroneous, such decision shall be final and binding on the parties and may be enforced in any court of competent jurisdiction.

30.      COUNTERPARTS.
         ------------

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

31.      SEVERABILITY
         ------------

         If any provision of this Agreement shall be determined to be void or unenforceable, the remaining provisions of this Agreement shall not be affected thereby, and every other provision of this Agreement shall remain in full force and effect and enforceable to the fullest extent permitted by law.

32.      HEADINGS
         --------

         The headings appearing in this Agreement are inserted only as a matter of convenience and in no way define or limit the scope or intent of any Section of this Agreement.

33.      FURTHER ASSURANCES
         ------------------

         The parties each agree to execute additional instruments and documents and to do all such further things as the other party may reasonably require in order to carry out the intent of this Agreement. In addition, the parties agree to reasonably cooperate with one another in connection with the execution of the other parties' obligations hereunder.

         THIS AGREEMENT HAS BEEN DULY EXECUTED AND DELIVERED BY THE UNDERSIGNED AUTHORIZED OFFICERS OF BOTH PARTIES AS OF THE DATE FIRST WRITTEN ABOVE.

EASTMAN KODAK COMPANY                       TOMEN CORPORATION


By:      /s/ Robert M. Morrow               By:      /s/
   ---------------------------------           ---------------------------------

Title:                                      Title:
Vice President and General Manager          Managing Director
------------------------------------        ------------------------------------

September 25, 1992


Tomen Pacific Agro Company
Division of Tomen America Inc.
444 Market Street, Suite 1060
San Francisco, CA  94111

Gentlemen:

Subject:          Custom Manufacturing Agreement Dated September 1, 1992

With respect to the above-captioned agreement between Eastman Kodak Company ("Eastman") and Tomen Corporation ("Tomen"), Eastman and Tomen hereby agree that, in addition to the services therein specified to be performed by Eastman, Eastman shall prepare shipping documents, including without limitation bills of lading, for and on behalf of Tomen in connection with the shipment of Product (as therein defined) in accordance with directions to be given to Eastman by Tomen, and Eastman is hereby appointed Tomen's agent and given a limited revocable power of attorney to sign such shipping documents, limited solely to such actions. In no event shall Eastman be considered to be an agent of Tomen for any other purpose, or shall Tomen be considered an employee or partner of Eastman. Eastman's compensation for performing such services shall be the fees stated in the Custom Manufacturing Agreement cited above, and the agreement set forth in this letter, insofar as it relates to the performance by Eastman of such additional services and the grant of an agency and power of attorney herein made may be terminated by either party at any time on ten (10) days' prior written notice to the other party. Notwithstanding the execution of such documents as hereinabove described by Eastman, Eastman shall not be considered the shipper of Products, nor are the terms of delivery or provisions on risk of loss applicable under the above-captioned contract amended or modified in any way, but remain in full force and effect.

Tomen Pacific Agro Company
September 25, 1992
Page 2

In addition, in consideration of the performance by Eastman of such services, Tomen agrees to indemnify and bold Eastman harmless from and indemnify Eastman for any and all losses, claims and liability (including reasonable attorneys' fees and expenses) incurred by Eastman in performing the services relating to preparation of shipping documents described above where such services are performed in accordance with directions received from Tomen.

If you are in agreement with the foregoing please sign below and deliver one executed copy of this letter to the undersigned.

Eastman Kodak Company, through its Eastman Chemical Company division

By:               /s/ R. M. Morrow
         -----------------------------------
         R. M. Morrow
         Vice President and General Manager
         Eastman Fine Chemicals
         Eastman Chemical Company


Agreed upon:

Tomen Corporation

By:               /s/
         -----------------------------------

Date:             Oct 2, `92
         -----------------------------------

WP0048

February 1, 1993


Dr. D. K. Krass
Tomen Pacific Agro Company
Division of Tomen America
444 Market Street, Suite 1060
San Francisco, CA 94111

Re:      Custom Manufacturing Agreement

Dear Denny:

This letter agreement is being sent to address the issue of the purity of the Raw Materials being processed by Eastman Kodak Company ("Eastman") pursuant to the above-captioned agreement between Eastman and Tomen Corporation ("Toment") dated as of September 1, 1992 (the "Agreement"). Eastman and Tomen hereby agree, notwithstanding any other provisions in the Agreement, that if Eastman receives Raw Materials that either (a) meet the specifications in Exhibit C but with respect to ***, in which there is an impurity that at *** minutes has an area % of greater than *** in a "fingerprint test", which it has reason to believe might cause the Products to fail to meet any applicable product specifications or (b) fail to meet the specifications of Exhibit C therefor, and in either case Eastman notifies Tomen, as provided in Section 2.4 of the Agreement, of such impurities, and Tomen notifies Eastman that Eastman is to proceed with processing such Raw Material, then any Products manufactured totally or partially from such Raw Materials will be considered as meeting the Product Specifications for the purpose of the Agreement to the extent that Eastman demonstrates that any failure of the Product to meet the product specifications was caused by such impurity in the Raw Materials or the failure of the Raw Materials to meet the specifications of Exhibit C. The Agreement shall not otherwise be affected by this document and shall remain in full force and effect. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

Dr. D. K Krass
Page 2
February 1, 1993


If you are in agreement with the foregoing, please sign below on behalf of Tomen Corporation and deliver one executed copy of this letter to the undersigned.

EASTMAN KODAK COMPANY, through its
Eastman Chemical Company division

By:               /s/ R. M. Morrow
         -----------------------------------
         R. M. Morrow
         Vice President and General Manager
         Eastman Fine Chemicals
         Eastman Chemical Company


AGREED UPON:

TOMEN CORPORATION



By:               /s/
         -----------------------------------

Title:              Managing Director
            --------------------------------
Date:               Feb 1, `93
            --------------------------------

                                                                March 19, 1993

Mr. James S. Cornell
Manager, Business Development
Eastman Fine Chemicals
P.O. Box 431
Kingsport, Tennessee 37662

Dear Jim:

This letter will serve to summarize our earlier discussions concerning what we have agreed upon as an interim measure on conversion (usages) of *** and ***. According to Article 3.7 of the *** Custom Manufacturing Contract, the averages of batches *** would be used to establish the final conversions to be used for the remainder of the contract. However, after *** batches there was still more variability in the individual batch conversions than was desirable, and Eastman requested that Tomen accept the averages of the first *** batches rather than just batches *** (see attached JAN 06 '93 Fax from J. Cornell to
D. Krass.

What has been tentatively agreed is that Eastman will accept the values currently stated in Exhibit B of the *** Custom Manufacturing Agreement *** *** and *** as the target conversion values for a three (3) month period (mutually agreed to end on March 31, 1993). During this three month period Eastman would use its best efforts to achieve these "target" values. However, Eastman would not be penalized for conversions up to the averages of the first *** batches *** and ***. Conversions would be based on the average of all batches of *** technical manufactured, starting with batch *** through the last batch completed by March 31, 1993 (minus any batches that are mutually agreed to be deleted due to assignable causes).

If Eastman achieves average conversions better than the "target" values for this three month period, they would be eligible to receive 50% of the savings that Tomen realized on the raw materials resulting from these improved conversions (based on 3 month averages as noted above). Likewise, if the averages were higher (worse) than the first *** batch average for either *** or *** *** and *** Eastman would reimburse Tomen for the cost of the additional raw material(s) used. At the end of this three month period (March 31,1993), Eastman and Tomen will meet to discuss establishment of final conversion values to be used in the contract.

I believe this accurately represents what we have agreed upon to date. The only thing that remains is to establish a value for the *** and *** raw materials which can be used for the purposes of calculating savings/penalties. What I would like to propose, for simplicity's sake, is an average value for each raw material, based on weighted costs (including any shipping, duties, rental and warehousing costs) which could be adjusted either quarterly or semiannually.

If agreeable, I would like to propose the following values for *** and *** to be used for the purpose of conversion adjustment, if needed:

         ***      ***/lb (***/lb ***% basis)

         ***      ***/lb (***/lb ***% basis)

If this proposal is acceptable to Eastman, please indicate by signing below and returning a copy of this signed letter to me.

                                    Sincerely,

                                    /s/ Dennis K. Krass

Understood and Agreed to:

Eastman Fine Chemicals
Eastman Kodak Company

Signed:           /s/ R. M. Morrow
       ----------------------------------------------
                  R. M. Morrow
Name:             Vice President and General Manager
      -----------------------------------------------
Date:             March 30, 1993
     ------------------------------------------------

              SECOND AMENDMENT TO CUSTOM MANUFACTURING AGREEMENT

         This Amendment, dated as of the 28th day of September 1995, by and between Eastman Chemical Company, a Delaware corporation ("Eastman") and Tomen Corporation, Japanese corporation ("Tomen").

                                  WITNESSETH

         WHEREAS, Eastman and Tomen are parties to that certain Custom Manufacturing Agreement dated as of September 1, 1992, with Eastman being the successor in interest thereunder to Eastman Kodak Company (the "Agreement"); and

         WHEREAS, the Agreement was amended on March 19, 1993; and

         WHEREAS, Eastman and Tomen desire to further amend the Agreement in the manner hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter provided, the parties hereto agree to amend the Agreement as follows:

         1. Section 1.9 is hereby amended by adding the following to the definition of "Product", by inserting the following after the word ***: "***, *** and *** and ***"

         2. Section 2.6 is hereby amended by changing the number "***" to "***".

         3. Section 3.2 is hereby amended by adding the fallowing after the second sentence therein: "Tomen shall be obligated to accept delivery, and Eastman shall be required to Process, the following pounds of *** *** during the respective calendar years: 1995 - ***; 1996 - ***; 1997 - ***; and 1998
                  - ***." In the event Tomen purchases during any such calendar year an amount in excess of the applicable foregoing quantity, the excess amount shall be added to the quantity purchased during the following calendar year, for purposes of calculating hereunder any shortfall fee due for purchases in such following calendar year pursuant to
                  Section 4.1.3."

         4. Section 3.5 is hereby amended by changing the number "***" to "***."

         5. A new Section 3.12 is hereby added to the Agreement to read as follows:

                  "3.12 If the quantity of any Product from a specific batch results in the last drum for that specific Product not being completely filled with Product (the "Heel Drum"), the same Product from the next batch shall be put in such Heel Drum to fill it to its full weight, after the prior batch has been analyzed by Eastman, and it shall then be labeled and shipped as being filled from the such next batch."

         6. Section 4.1 is hereby amended by adding the following under the respective columns "Product" and "Base Unit Fee per
                                          -------       -----------------
                  Pound":
                  -----

                  ***      ***      (as is, *** [w/w] ***)
                  ***      ***      (as is, *** [w/w] ***)
                  ***      ***      (as is, *** [w/w] ***)

         7. Section 4.1.1 is hereby amended by replacing the current product list therein with the following, under the respective columns "Product" and "Percentage Active
                                      -------       -----------------
                  Ingredient [w/w]":
                  -----------------

                  ***      ***
                  ***      ***
                  ***      ***
                  ***      ***
                  ***      ***
                  ***      ***
                  ***      ***

         8. Section 4.1.3 is hereby amended by adding the following after the end of the second sentence (after the words "actually purchased and ***"): "In the event that Tomen purchases less than the amounts specified in Section 3.2 during any calendar year thereafter, beginning with calendar year 1995, Tomen shall pay a shortfall fee for such year calculated as follows: Tomen shall pay *** per pound for each such pound of *** representing the difference between the pounds of *** actually purchased and the quantity specified in Section 3.2 for such calendar year.

         9. Section 5.3 is hereby amended by changing the words "*** truckload" in the first sentence thereof to "*** truckloads".

         10. Section 7.2 is hereby amended by changing the words "a term of three years, ending on September 1, 1995" to "a term of six years, ending on September 1, 1998."

         11. Section 7.5.4 is hereby amended by changing the number "***" to "***".

         12. Exhibit A is hereby amended by adding thereto the specification sheets, Attachment A hereto, for the following products: ***; *** ***, ***; ***; ***; ***; and ***.

         13. Exhibit B is hereby amended by adding the paragraphs in Attachment B hereto, to the respective sections captioned "Raw Materials/Chemical Usage," "Preparation of ***," "Analytic Methods" and "Drawings."

         14. Exhibits C, D and E are hereby deleted and replaced in their entirety with such respectively captioned Exhibits attached hereto as Attachment C.

         15. Exhibit G is hereby amended by adding thereto the labels for ***, ***, *** and *** included in Attachment D hereto.

The Agreement otherwise remains in full force and effect.

IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date and year first above written.

EASTMAN CHEMICAL COMPANY                    TOMEN CORPORATION



By:    /s/ Robert M. Morrow                 By:    /s/ Dennis K. Krass
   --------------------------------            --------------------------------

Title: VP/GM Eastman Fine Chemicals         Title: President
       ----------------------------                ----------------------------
                                                  Tomen Agro, Inc.

                Amendment to the Custom Manufacturing Agreement

         This Amendment, effective as of October 30, 1998, is entered into by and between Eastman Chemical Company, a Delaware corporation ("Eastman") and Tomen Agro, Inc., a California corporation ("Tomen").

                                   Recitals

A. Eastman and Tomen are parties to that certain Custom Manufacturing Agreement between Tomen Corporation and Eastman Kodak Company, effective September 1, 1992, assigned to Tomen Agro, Inc. and Eastman Chemical Company, as amended, pursuant to which Eastman manufactures *** for Tomen
("Agreement"); and

B. Eastman and Tomen desire to amend the Agreement in the manner hereinafter provided.

         NOW, THEREFORE, with intent to be bound and for reasonable consideration, the parties agree as follows:

1.       Section 7.2 is amended to read as follows:
                  7.2 Unless earlier terminated pursuant to the provisions of Sections 7.4 or 7.5, this Agreement shall expire on December 31, 2001, subject to extensions, as provided in Section 7.3.

2.       This Amendment supersedes all prior amendments of Sections 7.2.

3.       The Agreement otherwise remains in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers effective as of the date and year first above written.

EASTMAN CHEMICAL COMPANY                    TOMEN AGRO, INC.



By:      /s/ Robert M. Morrow               By:      /s/ Dennis K. Krass
   --------------------------------          -----------------------------------
Name:    Robert M. Morrow                   Name:    Dennis K. Krass
     ------------------------------            ---------------------------------
Title:   VP & General Manager,              Title:   President
         Fine Chemicals Business                  ------------------------------
         Organization                       Date:    Nov 9, 1998
      -----------------------------              -------------------------------
Date:    Oct. 30, 1998
     ------------------------------

              FOURTH AMENDMENT TO CUSTOM MANUFACTURING AGREEMENT

         This amendment, dated as of the 24th day of May 1999, by and between Eastman Chemical Company, a Delaware corporation ("Eastman") and Tomen Agro, Inc., a California corporation ("Tomen").

                                  WITNESSETH

         WHEREAS, Eastman and Tomen are parties to that certain Custom Manufacturing Agreement dated as of September 1, 1992, with Eastman being the successor in interest thereunder to Eastman Kodak Company and Tomen being the assignee of Tomen Corporation (the "Agreement"); and

         WHEREAS, the Agreement was amended on March 19, 1993 and September 28, 1995, and October 30, 1998, and;

         WHEREAS, Eastman and Tomen desire to further amend the Agreement in the manner hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter provided, the parties hereto agree to amend the Agreement as follows:

         1. Section 1.9 is hereby amended by adding the following to the definition of "Product", by inserting the following after the word(s) `*** ***, *** and *** and ***: ***

         2. Section 4.1 is hereby amended by adding the following under the respective columns "Product" and "Base Unit Fee per
                                          -------       -----------------
                  Pound":
                  -----

                  ***      ***/lb (as is, *** [w/w] ***)

         3. Section 4.1.1 is hereby amended by adding to the product list therein the following, under the respective columns "Product" and "Percentage Active Ingredient [w/w]":

                  ***      ***

         4. Exhibit A is hereby amended by adding thereto the specification sheet, Attachment A hereto, for the following product: ***

         5. Exhibit G is hereby amended by adding thereto the label for *** *** in Attachment D hereto.

         The Agreement otherwise remains in full force and effect.

         IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date and year first above written.

EASTMAN CHEMICAL COMPANY                    TOMEN AGRO, INC.



By:      /s/ Robert M. Morrow               By:      /s/ Dennis K. Krass
   --------------------------------            ---------------------------------

Title:   Vice President &                   Title:   President
         General Manager                          ------------------------------
      -----------------------------

               FIFTH AMENDMENT TO CUSTOM MANUFACTURING AGREEMENT

         This Amendment, dated as of the 10th day of November, 1999, by and between Eastman Chemical Company, a Delaware corporation (`Eastman") and Tomen Agro, Inc., a California corporation ("Tomen").

                                  WITNESSETH

         WHEREAS, Eastman and Tomen are parties to that certain Custom Manufacturing Agreement dated as of September 1, 1992, with Eastman being the successor in interest thereunder to Eastman Kodak Company and Tomen being the assignee of Tomen Corporation (the "Agreement"); and

         WHEREAS, the Agreement was amended on March 19, 1993 and September 28, 1995, and October 30, 1998, and May 24, 1999, and;

         WHEREAS, Eastman and Tomen desire to further amend the Agreement in the manner hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter provided, the parties hereto agree to amend the Agreement as follows:

         1. Section 7.2 is hereby amended by changing the words "this Agreement shall expire on December 31 ,2001, subject to extensions, as provided in Section 7.3" to "this Agreement shall expire on September 1, 2005, subject to extensions, as provided in Section 7.3."

         The Agreement otherwise remains in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date and year first written above.

EASTMAN CHEMICAL COMPANY                    TOMEN AGRO, INC.



By:      /s/                                By:      /s/ Dennis K. Krass
   --------------------------------            ---------------------------------

Title:   Vice President &                   Title:   President
         General Manager                          ------------------------------
      -----------------------------

               SIXTH AMENDMENT TO CUSTOM MANUFACTURING AGREEMENT

         This amendment, dated as of the 12th day of December 2000, by and between Eastman Chemical Company, a Delaware corporation ("Eastman") and Tomen Agro, Inc., a California corporation ("Tomen").

                                  WITNESSETH

         WHEREAS, Eastman and Tomen are parties to that certain Custom Manufacturing Agreement dated as of September 1, 1992, with Eastman being the successor in interest thereunder to Eastman Kodak Company and Tomen being the assignee of Tomen Corporation (the "Agreement"); and

         WHEREAS, the Agreement was amended on March 19, 1993, and September 28, 1995, and October 30, 1998, and May 24, 1999, and November 10, 1999, and;

         WHEREAS, Eastman and Tomen desire to further amend the Agreement in the manner hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter provided, the parties hereto agree to amend the Agreement as follows:

1. Section 1.9 is hereby amended by adding the following to the definition of "Product," by inserting the following after the word(s) "*** and ***, *** and ***; ***

2. Section 4.1 is hereby amended by adding the following under the respective columns "Product" and "Base Unit Fee per Pound";
                             -------       -----------------------

         ***      ***/lb (***% w/w ***)

3. Section 4.1.1 is hereby amended by adding to the product list therein the following, under the respective columns "Product" and "Percentage Active Ingredients [w/w]";
                  ***
         ***      ***%

4. Exhibit A is hereby amended by adding thereto the specification, Attachment A hereto, for the following product: ***

5. Exhibit G is hereby amended by adding thereto the label for *** in Attachment D hereto.

The Agreement otherwise remains in full force and effect.

IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date and year first above written.

EASTMAN CHEMICAL COMPANY                    TOMEN AGRO, INC.



By:      /s/                                By:      /s/ Dennis K. Krass
   --------------------------------            ---------------------------------

Title:   Vice President &                   Title:   President
         General Manager                          ------------------------------
      -----------------------------

July 25, 2006
Arysta LifeScience North America Corporation
15401 Weston Parkway, Suite 150
Cary, NC 27513
Attention: Mr. William Lewis, President

Re: Conversion Agreement between Tomen Corporation .(now Arysta LifeScience) and Eastman Chemical Company effective October 1, 1993 and Custom
Manufacturing Agreement between Tomen Corporation (now Arysta LifeScience) (the "Company") and Eastman Kodak Company (now Eastman Chemical Company) effective September 1, 1992 (the "Agreements")

Dear Mr. Lewis:

Effective October 4, 2005, Eastman Chemical Company ("Eastman") assigned all of its right, title and interest in the assets related to its Batesville, Arkansas manufacturing site to Eastman SE, Inc. ("Eastman SE"), a wholly owned subsidiary of Eastman. As part of that assignment, Eastman agreed to assign to Eastman SE, and Eastman SE agreed to accept, Eastman's rights and obligations under the Agreements. Under the terms of the Agreements, assignments of the Agreements require the Company's prior written consent.

Please acknowledge your consent to the proposed assignment of the Agreements by Eastman to Eastman SE by signing both copies of this letter, faxing a copy to Debra Dinsmore, Advanced Paralegal, at 423.229.8489 and returning one of the duplicate originals of this letter to Ms. Dinsmore, at the above address.

Thank you for your cooperation.

Yours truly,

Eastman Chemical Company

By:      /s/ Prentice McKibben/dd
   --------------------------------------------------
         Prentice McKibben
         Vice President, Corporate Development & Strategic Planning

cc:      Phillip Crowder, Account Executive PCIBO
         Tony Mash, Arysta
         Young-Jin Lee, Arysta

CONSENT TO ASSIGNMENT GRANTED BY ARYSTA LIFESCIENCE

By:      /s/ William M. Lewis
   -----------------------------------------
Printed Name:     William M. Lewis
             -------------------------------
Title:            President and CEO
      --------------------------------------
Date:             8/8/06
      --------------------------------------

   This document contains confidential information that has been omitted and
   -------------------------------------------------------------------------
         filed separately with the Securities and Exchange Commission.
         ------------------------------------------------------------
        Such information is noted by three asterisks, as follows "***."
        ---------------------------------------------------------------